Exhibit 99.1

Investor Day Waterfront Strategy January 25, 2019

This Operating and Financial Data should be read in connection with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. 2

 Management Te am Michael DeMarco Chief Executive Officer Marshall Tycher Chairman, Roseland Residential David Smetana Chief Financial Officer Gary Wagner General Counsel, Secretary Ricardo Cardoso Chief Investment Officer Nicholas Hilton EVP, Leasing Gabriel Shiff COO, Roseland Residential 3

 Ta ble of Contents nsformation 4 Three-Plus Year Transformation 2019 Strategy: Current Waterfront Holdings Next Steps: •Market Share & Capital Allocation •Optimizing Cash Flow Mix •Improved Suburban Office Portfolio Financial Update Harborside Tra

Three-Plus Year Transformation 5

 2015 Backdrop As Mack-Cali underwent leadership change in 2015, the Company faced numerous challenges: 1. Many weak suburban office submarkets (27 in total) 2. Bloated G&A and management structure 3. Hard to value and disparate multifamily platform 4. Significant cap-ex needed to hold or sell assets 5. Too much mortgage debt (underwater) with a high 7.7% coupon 6. Dilutive to convert to multifamily strategy 6

 2015 Backdrop – Analyst Notes Pre-Management Change: “The pending leadership change is warranted based on the company’s disappointing long-term performance, but the news was still somewhat surprising, as the board has been seemingly complacent for a long time” – November 24, 2014 “CLIhasalreadyrecordedYOYSSNOIdeclinesfor10 consecutive quarters; we expect that streak to extend to 15 despite increasingly easier comps and positive growth from its office peers. Sadly, CLI’s geography and portfolio remain the most challenged in our office REIT coverage universe – October 31, 2014 “The realities of the Mack-Cali office portfolio appear to be worse than investors have previously understood, with 1) very weak fundamentals in the New Jersey and Westchester office markets, 2) the portfolio needs extensive capital in the near term, 3) functional obsolescence is real, with re-purposing millions of SF of office/flex assets necessary, 4) occupancy bottoming at 80.5% mid-year 2015, 5) operating expenses and property taxes increasing, 5) no rent growth in a market dominated by talented tenant rep brokers, and 6) SS NOI declines for the foreseeable future” – October 23, 2014 7

 2015 Backdrop – Analyst Notes Post-Management Change: “Assuming the company can transition from its current ‘broken’ state, the real estate valuations are currently extremely attractive” – June 3, 2015 “Management believes that the biggest hurdle to overcome is the perception that the entire company is as bad as their worst suburban office markets, and not enough value is being attributed to the multifamily and Jersey City assets” – July 17, 2015 “We welcome the change and effort to put in place new management, but besides some near-term enthusiasm around the new blood that could help the stock, we maintain our underweight rating and would look for more specific details on how new management sees a way forward” – June 2, 2015 8

 20/15 Plan Update In September 2015, management described a fast and bold plan to transform the company in order to produce the finest platform and results: 1 Own 20 million SF class A office 2 Exit non-core assets… wisely 4 Rebuild operational excellence 5 Continually improve operating efficiencies 6 Align balance sheet with business plan 3 Own 15,000 luxury apartment units 9

 20/15 Plan Update – Successes/Failures The plan’s progress is summarized below: A- Own 20 million SF class A office from 30 million total office A- Own 15,000 luxury apartment units A Exit non-core assets… wisely Strategic Class A Acquisitions 16.0 MSF executed 1.0 MSF future 3.5 MSF flex sale (pending) 20.5 MSF total dispositions 1 subordinate interest today (130 units) vs. 11 subordinate interests in 2015 (3,026 units) 2015 (MSF) 4.6 0.4 0.2 5.2 24.9 30.1 2019 (MSF) 5.1 1.1 0.8 7.0 5.0 Mkt. Share 29% 29% 75% 1. Waterfront (1) 2. Metropark (2) 3. Short Hills Total Class A Other Total Portfolio 68% of 2015 portfolio 7.5% disposition cap rate (3) 2015: 46.4% pro rata ownership (6) 2019: 80.7% pro rata ownership (6) 0.7 MSF remaining non-core 7,415 operating units (4) 1,949 in-construction (5) 9,364 total unit count We control our destiny: 6,238 developable units along Waterfront (7) $34.35 current base rent vs. $25.13 disposition rent 37% increase 12.0 Transition from quantity to quality market share (1) (2) (3) (4) (5) (6) (7) Includes GWB Portfolio. 2015: 1 Bridge Plaza (200,000 SF) & 2115 Linwood (68,000 SF). 2019 : 1 Bridge Plaza (200,000 SF). 2019 Portfolio Includes 99 Wood Avenue S (271,998 SF) under contract. Office disposition cap rate. Excludes Flex Portfolio Sale. Includes Soho Lofts (377 units), a pending acquisition and excludes the Residence Inn at Port Imperial (164 units), which commenced operations December 2018. Excludes the Marriott Autograph Collection at Port Imperial (208 units). Ownership analysis only accounts for residential assets. 2019 pro rata ownership includes Soho Lofts acquisition (in negotiation) and partnership acquisition of M2 (under contract). Excludes 25 Christopher Columbus (750 units), which is counted in 1,949-unit in-construction portfolio 10

 20/15 Plan Update – Room to Improve Mack-Cali continues to improve upon the following objectives: B+ Rebuild operational excellence Incomplete Align balance sheet with business plan B+ Continually improve operating efficiencies Office Cap-Ex: $113.1M 2015-2019 Office Margins (1) Repay unsecured loans: $300 M flex sale proceeds 2015: 56% EBITDA margin 2018: 59% EBITDA margin 2020: 62% EBITDA margin goal 10.4 MSF affected 1.4x increase in leverage due to move-outs Residential Pipeline $10.4M cash G&A + real estate services savings: Since 2015: 2,393 units delivered Secured mortgage strategy: residential & select office assets 1,949 units currently in-construction 2015: 600 employees 2018: 273 employees Retire bonds with future sales & mortgage proceeds Result: New residential assets and renovated office assets 11 (1) After management fee.

2019 Current Holdings: 12

 Our Investment Strategy Value Proposition Access to New York & professional hubs, discount to NYC, room to grow as millennials start families, tax benefits Thesis NJ Waterfront transit hubs will experience unparalleled growth as more seek value, connectivity & space Strategy Dominate core submarkets, take advantage of operational synergies Execution Concentrated investment along high barrier-to-entry markets Result: Leading residential and office owner along New Jersey’s Waterfront Residential Units (1): Residential Land (Units): Residential Market Share Today: Operating Hotel Keys (1) Includes operating (2,996 units) & in-construction (1,423 units). Excludes 372 key Hotel. (2) Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF). Office Buildings (2): Office SF (2): Office Market Share: In-Construction Hotel Keys 4,419 6,988 12% 514 7 4,884,193 29% 208 13

 Dual Platforms Form One Strategy: The Waterfront Residential Office $5.3 billion Market Capitalization $3.7 billion Net Asset Value 11.7 million 7,929 96.4% 84.2% 9.9% 30.9% 2,156 6.22% Mack-Cali:$38.85 $45.00 Premium: 16% Market: Mack-Cali:$32.21 $33.00 3% $47.09 Market: Premium: 29% 12% 14 (1) Includes RRT operating portfolio (7,579 units/keys), including Soho Lofts (377 units) (in negotiation), and Hyatt Jersey City (350 keys). (2) Excludes Marriott Hotels at Port Imperial (372 units). In-construction avg development yield including hotels 6.69%. Office Waterfront Market Share Residential Waterfront Market Share Average Waterfront Rent PSF Suburban Avg Base Rents vs. Market Asking Rent In-Construction Avg Development Yield (2) Waterfront Avg Base Rents vs. Market Asking Rent In-Construction Residential Units/Keys Cash/GAAP Rental Rate Roll-Up (Excl. Non-Core) % Leased Residential Units % Leased (Excl. Non-Core) Operating Residential Units/Keys (1) SF Office Space (Excl. Flex Portfolio)

 Waterfront Concentration PSF/ Unit $356.40 Waterfront Holdings: GAV (1) $1,812M 8 Operating Office (2) 5,084,193 SF Fort Lee 7 Operating Resi (3) 2,996 Units $1,496M $499,332 2 Operating Hotels 514 Keys $159M $308,738 Edgewater $353M 2 In-Construction Resi 1,423 Units $248,067 208 Keys $103M $497,585 1 In-Construction Hotel Port Imperial 6,988 Units $452M $64,682 12 Land Parcels Hoboken Total Waterfront Holdings $4,375M 59% Total GAV Jersey City Mack-Cali Assets Operating Office Operating Residential Operating Hospitality In-Construction Land Retail/Commercial 15 (1) (2) (3) See Gross & Net Asset Value Notes on p.49-50, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.50. Includes 1 Bridge Plaza (200,000 SF). Includes Soho Lofts (377 units) a pending acquisition.

 Waterfront: Residential Market Share The Company is the largest institutional owner of operating class A residential and developable land, controlling approximately 12% of the current market and 31% of the potential market Roseland Waterfront Operating Portfolio: Share Units 2,069 2,996 +927 Ownership 20% 82% +62% LeFrak Organization Ironstate(1) Roseland (2) Kushner Real Estate Group Equity Residential Prudential Hartz Mountain Avalon Bay Other Waterfront Total 15 12 7 5 6 5 2 2 33 85 4,714 4,395 2,996 2,163 1,725 1,379 822 722 7,194 25,340 19% 17% 12% 9% 7% 5% 3% 3% 28% 100% 2015: 2019: Roseland Buildout (Units): Current Portfolio: In-Construction: Pipeline (2019-2020): Additional Units: Buildout Portfolio: 2,996 1,423 2,403 4,595 11,417 31% Market Share (3) 16 (1) (2) (3) Ironstate portfolio total includes 2 joint ventures also accounted in Kushner Real Estate Group portfolio total (770 units). Waterfront total accounts for this overlap. Includes Soho Lofts (377 units) a pending acquisition. Assuming no additional buildings. Comparable Properties Units Market

 Waterfront: Office Market Share Office leasing velocity along the Waterfront has increased, with 1.5MSF of deals currently being toured. Mack-Cali blocks >100KSF is well positioned for large-scale tenants, as the Company controls 50% of Share Mack-Cali (1) LeFrak SJP Properties Goldman Sachs Bentell Kennedy Spear Street Capital John Hancock Columbia Property Trust Other Owners Waterfront Total (2) 7 6 3 1 1 2 1 1 8 30 4.9MSF 3.9MSF 1.4MSF 1.4MSF 1.1MSF 0.9MSF 0.7MSF 0.6MSF 2.0MSF 16.9MSF 29% 23% 8% 8% 7% 5% 4% 4% 12% 100% (1) Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF). (2) Source: JLL Hudson Waterfront Skyline Report – December 18, 2018. 17 Comparable Properties SF Market

 Two Platforms = One Strategy: The Waterfront Summary Valuation (1) Office NAV NAV (3) $1,052M GAV $1,857M MSF/ Units % NAV Waterfront GAV (2) NAV Short Hills & Metropark $604M $275M $995M $654M Suburban/Other Total $3,667M 100% $7,411M GAV Waterfront Share NAV Waterfront Share Residential NAV GAV $2,486M NAV (4) $1,179M Waterfront Boston $892M $318M Other $577M $189M $4.3B (59%) Waterfront share $2.2B (61%) Waterfront share (1) (2) (3) (4) 3Q 2018 NAV adjusted to account for sale of flex portfolio, acquisition of 99 Wood Ave S (under contract) and acquisition of Soho Lofts (in negotiation). GAV represents total gross asset valuation with adjustments for 3rd party value. See Gross & Net Asset Value Notes on p.49-50, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.50. Unsecured debt allocated pro rata across office portfolio. Rockpoint interest allocated pro rata across residential portfolio, excluding 25 Christopher Columbus and 107 Morgan, owned outside of RRT. 18 Total Residential$3,955M$1,686M Total Office$3,456M$1,981M Residential9,364$3,955M$1,686M46% Office11.7$3,456M$1,981M54%

 NAV Growth: Outperformance vs. Peers NAV Estimate Indexed CLI NAV Estimate Year-Over-Year NAV Estimate (Indexed) $35.00 160.00 $32.08 150.00 $30.62 140.00 $30.00 $27.89 28.6% Growth 130.00 $26.27 12.2% Growth 120.00 $25.00 110.00 0.9% Growth $21.69 100.00 $20.00 90.00 June 2, 2015 2015 NYC Peer Average (1) 2016 2017 2018 NARPEeITerOAffviceeraIngedex (1) MCCLIRC (1) Please see appendix p.55 for list of peers & supporting data. 19

2019 Waterfront Strategy: Market Share & Capital Allocation to Drive Outsized Returns 20

 Waterfront Va lue Proposition We believe that large mark-to-market gain and rents have room to grow while discount to those in Manhattan: still at a significant Financial District Harborside Residential: $50.00 PSF Office: $45.00 PSF Residential (1): 34% increase in disposable income Office: 35% rent per square foot savings Residential: $70.00 PSF Office (2): $69.00 PSF Hoboken – 111 River Midtown South Residential: $55.00 PSF Office: $52.00 PSF Residential: $80.00 PSF Office (2): $93.00 PSF Residential (1): 44% increase in disposable income Office: 44% rent per square foot savings Port Imperial Midtown Residential: $42.00 PSF Office: $55.00 PSF Residential: $75.00 PSF Office (2): $89.00 PSF Residential (1): 51% increase in disposable income Office: 38% rent per square foot savings 21 (1)Disposable income calculations based on a 750 sf 1-bedroom apartment and household income of $200,000. For more information, please see the residential calculators in the appendix (p.52-54). (2)Source: JLL - BofAML NYC Office Market Deep Dive Call January 15, 2019. Class A 2018 asking rental rates.

 Waterfront: Rental Growth Better demographics, new supply & amenities = increased rental rates Same Store: Units Marbella 412 $36.95 $38.87 $39.79 $40.40 $40.99 2.63% Monaco 523 40.71 43.06 43.68 44.79 45.47 2.80% RiverTrace Same Store Total 316 1,251 35.72 $38.21 35.24 $39.70 38.27 $41.03 37.36 $41.47 37.48 $41.98 1.21% 2.38% Deliveries: M2 Urby RiverHouse 11 Soho Lofts (1) Total Deliveries 311 762 295 377 1,745 - - - - - - - - $42.99 - - - $45.57 54.73 - - $46.46 55.95 40.62 38.95 $47.99 3.96% 2.23% - - - - $42.99 $52.08 5.66% Total Waterfront 2,996 $38.21 $39.70 $41.42 $46.37 $45.48 4.45% 22 (1)Pending acquisition in negotiation. Net Effective Rent PSF YE 2014 Net Effective Rent PSF YE 2015 Net Effective Rent PSF YE 2016 Net Effective Rent PSF YE 2017 Net Effective Rent PSF YE 2018 Avg Annual Rental Increase

 Successful 2018 Deliveries The Company delivered 1,212 units to the marketplace in 2018, which are collectively 85.9% leased as of January 20, 2019 • Highlighting this success is the absorption of RiverHouse 11. The property opened on July 6, 2018, stabilized within 3 months in October, and is currently leased at 97.3% (287 units) (1) Represents projected stabilized NOI after debt service. See p.56 for Information on Net Operating Income (NOI) 23 RiverHouse 11 Portside 5/6 Signature Place 145 Front Street Metropolitan Lofts Total Deliveries Phase IPhase II Units 295 296 197 237 128 59 1,212 Location Weehawken, NJ East Boston, MA Morris Plains, NJ Worcester, MA Morristown, NJ - Commenced Operations July 6, 2018 May 4, 2018 March 24, 2018 February 24, 2018 July 23, 2018 April 23, 2018 - Units Absorbed 287 283 191 189 32 59 1,041 Percent Leased 97.3% 95.6% 97.0% 79.7% 25.0% 100.0% 85.9% Development Yield 6.60% 6.40% 6.68% 6.21% 6.72% 6.45% Stabilized Cash Flow (1) $4.7 million $4.3 million $1.9 million $3.4 million $0.1 million $14.4 million

Waterfront Residential Development Outperformance The Company had record velocity on recent Waterfront deliveries (1,368 units): Total Waterfront Deliveries 1,368 - - - - 10.2% M2 311 Jersey City June 2016 6 Months 50 / Month 8.9% . . . . . . . Urby 762 Jersey City March 2017 6 Months 120 / Month 11.4% . . . . . . . RiverHouse 11 . Units: Location: Initial Occupancy: Lease-Up Period: Leases Per Month: Rental Increases in Lease-Up: 295 Port Imperial July 2018 3 Months 100 / Month 8.6% . . . . . . . . . . . . Result: Allocate capital to Waterfront residential development 24 201620172018

 Waterfront-Focused Development Pipeline The Company’s next round of construction deliveries and near-term starts are heavily weighted towards Waterfront (79.9% of aggregate total project cost) 1,423 Units 2,403 Units 3,826 Units 25 25 Columbus Building 9 Riverwalk C Chase III 233 Canoe Brook Units 750 313 360 326 200 Location Jersey City, NJ Weehawken, NJ West New York, NJ Malden, MA Short Hills, NJ Development Start Q2 2019 Q3 2018 Q4 2017 Q3 2018 Q4 2018 Initial Occupancy Q2 2022 Q4 2020 Q4 2020 Q4 2020 Q4 2020 Project Stabilization Q4 2023 Q4 2021 Q1 2022 Q4 2021 Q4 2021 Total Project Cost $463.5 million $142.6 million $186.5 million $99.9 million $99.5 million Projected NOI $27.6 million $9.0 million $11.2 million $6.0 million $5.9 million Development Yield 6.00% 6.33% 5.98% 6.05% 5.94% Waterfront Starts (2019-2020) Harborside 8 Park Parcel Urby II In-Construction: 2019-2020 Starts: Total Waterfront Pipeline: Location Jersey City Port Imperial Jersey City Developable Units 679 224 1,500

 Waterfront Land Parcels Mack-Cali controls or has a financial interest in a total of 12 sites (6 Jersey City, 6 Port Imperial), comprised of 6,988 developable residential units and 350,000 SF of office space along the approvals NJ Waterfront that it may build with minimal site preparation and planning Prudential (20%) 26 25 Columbus Jersey City Development Potential: 750 Units 100% Ownership Urby II Jersey City Development Potential: 1,500 Units JV with Ironstate (85%) 107 Morgan Jersey City Development Potential: 804 Units Mortgage Note Harborside 8 Jersey City Development Potential: 679 Units 100% Ownership Harborside 9 Jersey City Development Potential: 1,060 Units 100% Ownership Harborside 4 Jersey City Development Potential: 875 Units 100% Ownership Building 1/3 Port Imperial Development Potential: 350,000 Office 100% Ownership Building 2 Port Imperial Development Potential: 200 Units 50% Ownership Park Parcel Port Imperial Development Potential: 224 Units 100% Ownership Building 16 Port Imperial Development Potential: 131 Units 100% Ownership Riverbend I Port Imperial Development Potential: 600 Units JV with Prudential (20%) Riverbend 6 Port Imperial Development Potential: 165 Units JV with

 Va cancy is in Our Best Assets • • • • Mack-Cali will continue to invest in its best assets – current plan $149.7M As AFFO increases, we have and will allocate $30M per annum The Company has 1 MSF to lease to 92% stabilization In-place rents on the Waterfront are currently 21% below asking Approx. (1) There can be no assumption that actual rents will not vary materially from current asking rents (2) In-place rents exclude DB Services (166,386 SF at $55.67, expiring 9/30/19). 27 Building SF Vacant SF In-Place Rents Asking Rents % Increase (1) Cap-Ex Plan Spend to Date Future Spend (’19 - ’21) Total Cost 101 Hudson 1,246,283 294,382 $37.21 $47.00 26.3% Restaurant, Lobby $0.0M $6.6M $6.6M Harborside 1 (2) 399,578 205,512 34.62 47.00 35.8% Re-skin 12.2M 61.0M 73.2M Harborside 2 & 3 1,487,222 253,121 38.50 41.00 6.5% Retail, External Improvements 27.8M 16.5M 44.3M Harborside 4a 207,670 9,176 36.56 44.00 20.4% Organic Grocer, Lobby 0.4M 16.1M 16.5M Harborside 5 111 River NJ Waterfront Total 977,225396,06939.4049.0024.4%Restaurant, Lobby0.5M6.5M7.0M 566,215149,16139.4852.0031.7%Lobby, Façade1.1M0.9M2.0M 4,884,1931,307,421$38.06$46.0321.0%$42.0M$107.6M$149.6M NY Waterway - Harborside$0.1M$0.0M$0.1M $42.1M$107.6M$149.7M

 Harborside Transformation Harborside is the center of live/work/play on the New Jersey Waterfront. Future investment will solidify its position and benefit lease-up efforts Today – 2019 Before – 2015 Amenities to come: • • • • 13,000 sq. ft. Food Hall Lounge & game room Various retailers Restaurants with outdoor seating Master Plan - 2020 28 Capital Spent: $42.1 M Proj. Future Investment: 107.6 M Total Project Cost: $149.7 M

2019 Waterfront Strategy: Dramatic Shift in NOI Mix 29

 Transaction Volume – We Continue to Transform Mack-Cali has been active in the marketplace, expecting to transact on approximately billion of deal flow between December 31, 2018 and the end of the first quarter 2019. $1.3 Dispositions Acquisitions Total Dispositions $698M Total Acquisitions $586M Total Transaction Activity: $1.3 billion 30 107 Morgan Site (In Negotiation)$65M Other Dispositions (Under Contract/LOI)$140M M2 – Consolidation (Under Contract)$195M 99 Wood Avenue South (Under Contract)$62M Soho Lofts (In Negotiations)$264M Flex Sale – Elmsford (Closed)$70M Flex Sale – Northern Portfolio (In Negotiations) $488M

 Flex Portfolio Sale $70 million Elmsford Portfolio sale closed on December 31, 2018 at a 4.5% cap rate. The remaining 4 portfolios under negotiation, soon to go to contract and expected to close on or around March 31, 2019 Strongdemandforlastmiledistribution centersallowedthecompanytoexita consistent business line at an attractive price. To tal Portfolio Statistics: 3,526,612 Rentable Square Feet $18.57 Average Annual Base Rent PSF $550M Published NAV 93.3% % Leased 6.2% 1. Reduces leverage • Deleveraging impact of ~0.75x on Net Debt/EBITDA Approximately $300 million proceeds available for debt repayment Forward Cash Cap Rate • 2. 3. Furthers G&A efficiency Simplifies business mix – dual platform 31

 NOI Evolution – 40/40/20 Through the executed disposition program, strategic acquisitions and residential development, the Company has and will continue to dramatically shift its NOI composition: 40% Residential 40% Waterfront & Class A Office 20% Suburban 2Q 2015 NOI Composition (annualized) (1) Projected NOI W/ CIP Stabilized, Flex Sale & Acquisitions (1) (2) 3Q 2018 NOI Composition (annualized) (1) Total Portfolio NOI (3): $333M Preferred Segments: 69% Total Portfolio NOI: $357M Preferred Segments: 37% Total Portfolio NOI: $347M Preferred Segments: 82% (1) (2) (3) See Total Portfolio NOI reconciliation and Information on Net Operating Income (NOI) on p.56. Numbers may not add due to rounding. Includes pro forma acquisitions of Soho Lofts (Jersey City, NJ) (in negotiation) & 99 Wood Avenue S (Metropark, NJ) (under contract). The Annualized 3Q 2018 Total Portfolio NOI is not meant to approximate FY 2018 Total Portfolio NOI. 32

2019 Objective: A New & Improved Suburban Portfolio 33

 Suburban Portfolio Repositioning - Core Only 18 suburban assets – 2.8 MSF – remain from September portfolio are 21% higher than 2015 rents in those markets 2015 portfolio. Rents in current 333 Thornall 7 Sylvan Way One River Center Core Suburban Markets: As of September 2015 As of January 2019 % Leased Mkt. Share Market Inventory Rent (1) Market Inventory % Leased Rent (2) Mkt. Share Morris 3.1MSF 79.8% $24.56 23.9% Morris 3.0MSF 78.0% $32.50 24.1% Monmouth 1.2MSF 92.9% $26.22 10.8% $30.00 10.3% Monmouth 1.2MSF 78.4% 0.2MSF 100.0% $28.79 5.0% Metropark (3) 98.8% 32.8% Metropark 1.1MSF $37.00 (1) (2) (3) Weighted average base rents on leases executed for the nine months ended September 30, 2015. Statistics filed in September 30, 2015 supplemental package. Current weighted average asking rents. Includes 99 Wood Ave S acquisition (271,988 SF) under contract. 34 Short Hills0.8MSF94.4%$47.0075.3% Total6.1MSF84.1%$31.44 Short Hills0.3MSF97.2%$32.3722.5% Total4.8MSF84.9%$25.58

 Suburban Portfolio – Exiting Non-Core The Company is largely complete with its disposition plan to exit Non-Core Markets. Only three joint ventures remain: one is under contract to be sold Non-Core Suburban Markets: As of September 2015 As of January 2019 (1) Market Inventory % Leased Mkt. Share % Leased Mkt. Share Rent Market Inventory Rent Paramus 2.6MSF 81.5% $21.79 36.4% Paramus 0.0MSF $42.12 DC & Maryland 1.3MSF 74.2% 2.3% DC & Maryland 0.0MSF 83.7% 23.2% Cranford 0.8MSF $24.05 Cranford 0.0MSF White Plains 0.7MSF 80.7% $32.86 10.8% White Plains 0.0MSF EXITING 5.6MSF 0.3MSF Joint Ventures Joint Ventures 35 (1) Includes properties under contract. Other0.9MSFEXITING Total1.2MSF Other3.6MSF Total14.6MSF80.0%$28.457.4%

Financial Update 36

 Debt Portfolio Rebalancing The Company continues to change the composition of its debt to align with its business strategy while materially extending weighted average maturity and limiting any default risk Target Debt Mix 2015 Debt Mix Current Debt Mix Office Secured Permanent, 13% Office Secured Permanent, 23% Office Secured Permanent, 32% Unsecured, 24% Unsecured, 49% Unsecured, 62% Residential Secured Permanent, 32% Residential Secured Permanent, 3% Residential Secured Permanent, 49% Residential Secured Construction, 5% Residential Secured Construction, 2% Residential Secured Construction, 6% Wtd Avg Te rm: Wtd Avg Te rm: Wtd Avg Te rm: 3.7 Years 4.5 Years 5.5 Years $ in thousands 37

 Debt Profile Management believes that utilizing Net Debt/EBITDA alone does not accurately express the real estate Loan to Value, as it ignores the composition of the underlying cash flow. 38 Company X Company Y Ta rget Office Leverage 7.8x 7.2x – 6.3x 12.0x – 10.6x 9.0x – 8.0x 6.25% 56% - 50% 5.25x - 6.25x 12.0x - 10.0x < 8.0x < 6.25% < 50% Residential Leverage N/A Total Net Debt/EBITDA 7.8x Cap Rate 8.50% LTV 66.3% Office Portfolio SF 30.1 MSF 11.0 MSF Residential Portfolio Units 6,826 units 9,364 units Avg Residential Ownership 46.4% 76.2% NOI By Type: Residential $28M8% $137M40% Waterfront Office 82M23% 97M28% Class A Suburban Office 23M6% 49M14% Suburban Office 170M48% 64M18% Flex Parks 54M15% -- . Total $357M 100% $347M 100%

 Longer Te rm Leases = Less Lease Maturities By increasing the quality and reducing the size of its office portfolio, Mack-Cali has been able to decrease the forward three-year average annual rollover from 13.9% to 7.4% (1). Lease Roll % 2019 - 2021 16.0% 13.8% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2019 2020 2021 2015 Portfolio 2019 Core Portfolio Portfolio: 24.8 MSF Leased: 19.9 MSF % Roll ‘19-’21: 34% Portfolio: 11.0 MSF Leased: 8.9 MSF % Roll ‘19-’21: 22% 39 (1) Source: Q2 2015 supplemental & 3Q 2018 supplemental. 11.5% 9.8% 8.6% 7.6% 4.9%

 Drivers of Earnings Growth Management believes that Waterfront lease-up opportunity and development deliveries can generate FFO growth of 36.9% Waterfront Development Development Occupancy Deliveries (2) Deliveries (3) 40% Gains (1) (92% occupancy) 35% 30% 25% 20% 15% 10% 6,988 Units 5% 0% Near/Intermediate Te rm Near/Intermediate Te rm Long Te rm (36 months and future) (12-36 months) Assumes $40 rents at 1MSF. (12-36 months) (1) (2) (3) 40 Assumes aggregate 6.52% yield on developments with $327 million in debt proceeds at weighted average rate of 4.42%. Assumes 8.50% yield on Marriott Hotel development with $110 million in debt proceeds at a rate of 4.75%. % Growth in FFO/AFFO (2018 FFO Midpoint) 2020 Deliveries: $8.6M (+4.8% increase) 2019 Deliveries: $7.0M (+3.8% increase) 2018 Deliveries: $11.6M (+6.3% increase) $40 million or $0.40 per share (+22% increase) Remaining Waterfront Development:

 Multifamily Development Sources & Uses The Company expects to have excess capital source ability to achieve the following development objectives: Sources Remaining Rockpoint Capital Uses In-Construction Portfolio: Chase at Overlook Ridge III Building 9 at Port Imperial Riverwalk C at Port Imperial 233 Canoe Brook 25 Christopher Columbus $ $ $45M $18M 16M 1M 18M 115M $168M Construction Refinancings $100M Dispositions $160M New Project-Level Joint Ventures $125M Total Sources $430M Priority Starts (2019-2020) Harborside 8 Park Parcel at Port Imperial Urby Phase II $92M 47M 106M $245M Total Uses $413M 41

 DC Portfolio – Amazon Benefit The DC Metro area is not one of Mack-Cali’s core geographies, and the Company will eventually exit its positions. Amazon’s HQ2 is expected to drive demand in the DC residential market and produce premiums at sale 25,000+ Jobs $2.5+ Billion Investment 825 Units $350M Price 378 Units $200M Price (1) Crystal House price includes land with approximately 552 units in development potential. Net of $162.8M of debt, Company proceeds are expected to approximate $60M. Net of debt, Company proceeds from Station House are expected to approximate $51M. 42 Combined $111M Expected Company Share Station House – Washington DC Crystal House – Crystal City Amazon HQ2 Crystal City

 Implied Stock Price The market-implied value of the office portfolio is less than $0 given the Rockpoint-validated Residential NAV and anticipated Flex Portfolio sales price. At modest pro forma values per square foot, the Office Portfolio provides an additional $9.01 per share. Mack-Cali Stock Price 3Q 2018 NAV $20.53 Residential NAV Per Share Flex Park NAV Per Share $15.70 5.51 $21.21 Subtotal: RRT & Flex NAV (Midpoint) The Office Portfolio is free! Yield (4) (1) (2) (3) (4) Pro forma GAV PSF calculated at 40% discount to replacement cost for Waterfront and Class A Suburban, 60% discount to replacement cost for Suburban. See Gross & Net Asset Value Notes on p.49-50, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.50. Reflects projected 2018 cash NOI for office assets over GAV. See Information About Net Operating Income on p.56. Reflects projected stabilized NOI PSF over pro forma GAV PSF. Assumes Waterfront rents of $45 PSF at 92% occupancy, with expenses at $15 PSF. Assumes class A rents of $38 PSF at 92.5% occupancy, with $11 expenses. Assumes suburban rents at $30 PSF at 88% occupancy with $9 expenses. Includes 2115 Linwood, a disposition that closed on January 22, 2019. 43 (5) Unsecured Debt & Other Obligations Total Office Portfolio Remaining NAV Per Share (1,500) $2,949($541)$908 $9.01 SF Replacement Cost Pro Forma GAV (1) Pro Forma GAV PSF Secured Debt & Third Party NAV (2) 2018 Yield (3) Stabilized Waterfront 4.9 MSF $525 $1,538 $315 ($250) $1,288 5.5% 8.4% Class A Suburban (5) 2.0 MSF 350 410 210 (125) 285 10.0% 11.5% Suburban4.1 MSF250 Other Investments 414100 587 041413.1%17.4% (166)421 Implied Office Portfolio Value ($0.68)

 Earnings Guidance $ in millions Low High 2019 Guidance Assumptions Office Occupancy Year-End Leased % Office Same-Store GAAP NOI Growth Office Same-Store Cash NOI Growth Multifamily Same-Store GAAP NOI Growth Straight-Line Rent Adjustment & FAS 141 Mark-to-Market Rent Adjustment Dispositions (Excluding Flex) Flex Dispositions Acquisitions (1031 & Partner Buyouts) Base Building Capital Expenditures Leasing Capital Expenditures General & Administrative Expense Interest Expense Topic 842 79% (7%) (14%) 1% $17 $155 $480 $415 $8 $66 $46 $95 $2.5 83% (3%) (10%) 3% $27 $180 $480 $415 $13 $109 $51 $105 $3.5 44

 Guidance Rollforwards Low High 2018 Core FFO Per Diluted Share $1.81 $1.85 Same-Store Unlevered Consolidated Operating NOI Waterfront (1) Core Suburban Office Residential Subtotal (0.11) 0.00 0.01 ($0.10) (0.09) 0.00 0.01 ($0.08) Investment Activity Unlevered Operating NOI 2018 Office Dispositions 2018 Multifamily Acquisitions Development Stabilizations 2019 Office Dispositions 2018/2019 Flex Dispositions 2019 Office Acquisitions 2019 Multifamily Dispositions 2019 Multifamily Acquisitions (2) Subtotal (0.05) 0.06 0.22 (0.01) (0.26) 0.04 (0.02) 0.15 $0.13 (0.05) 0.06 0.23 (0.01) (0.26) 0.04 (0.02) 0.16 $0.15 Corporate/Other Joint Venture Earnings General & Administrative (3) Interest Expense Rockpoint Distributions Other Office/Assets Subtotal 0.01 (0.02) (0.17) (0.05) (0.01) ($0.24) 0.01 (0.01) (0.16) (0.05) (0.01) ($0.24) $1.60 $1.70 2019 Initial Guidance Range (Pre-Topic 842) 45 (1) (2) (3) Plaza 1 is excluded from the Waterfront Same-Store group. Group includes M2 and Soho Lofts. Listed net of severance and separation costs

Appendix 46

 Global Definitions Average Revenue Per Home:Calculated as total apartment revenue for the quarter ended Operating Communities: Communities that have achieved Project Stabilization. September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three. Class A Suburban:Long-term hold office properties in targeted submarkets; formerly Predevelopment Communities: Communities where the Company has commenced defined as Urban Core. Consolidated Operating Communities: Wholly owned communities and communities predevelopment activities that have a near-term projected project start. Project Completion:As evidenced by a certificate of completion by a certified architect or whereby the Company has a controlling interest. Flex Parks: Primarily office/flex properties, including any office buildings located within the issuance of a final or temporary certificate of occupancy. Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased respective park. Future Development:Represents land inventory currently owned or controlled by the for six consecutive weeks. Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Company. Gross Asset Value (GAV):The metric represents the projected value of the Company’s Development communities upon achieving Project Stabilization. Projected Stabilized Yield:Represents Projected Stabilized NOI divided by Total Costs. interest after accounting for pro rata share of 3rd party value. Identified Repurposing Communities: Communities not currently owned by RRT, which Repurposing Communities: Commercial holdings of the Company which have been have been identified for transfer from Mack-Cali to RRT for residential repurposing. targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals. Subordinated Joint Ventures: Joint Venture communities where the Company's ownership In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities. Lease-Up Communities: Communities that have commenced initial operations but have not distributions are subordinate to payment of priority capital preferred returns. Suburban:Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core Third Party Capital: Capital invested by third parties and not Mack-Cali. yet achieved Project Stabilization. MCRC Capital:Represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Net Asset Value (NAV): The metric represents the net projected value of the Company’s Total Costs:Represents full project budget, including land and developer fees, and interest interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Net Operating Income (NOI):Total property revenues less real estate taxes, utilities and expense through Project Completion. Waterfront: Office assets located on NJ Hudson River waterfront. operating expenses Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment. 47

 NAV 3Q 2018 $ in millions (except per share amounts) 103 103 48 To t a l Ma c k -Ca li NA V $3 , 6 6 7 $4 , 1 5 7$3 , 1 8 9 A pp r o x im a t e N A V / S h a r e ( 1 00. 7M M s har e s ) (1 4 ) $ 36. 42 $ 4 1. 28$ 3 1. 67 NA V C a lc u l a t io n (2) Net Va l u e Ra n g e (3) Hig hLow $1,739$1,361 513427 657585 Ren t a b l e SF/Pro j ec t e d Cap Rat e Apt Unit s Cas h NOI (1) Offic e Por t f o li o MSF Hudson Waterfront (Jersey City, Hoboken)4.884$84.74.8% Class A Suburban (Metropark, Short Hills)1.95141.06.9% Suburban4.13654.08.7% Gros s Asset Gro s s P e r SF Val u eUnit (1 0 ) (A ) $1,780$364 592303 619150 Pro p er t y Th ird Par t y Dis c ountin g Debt Inter e s t s (1 3 ) ( B )( C )( D ) ($250)$0$0 (125) 00 000 Net Ass et Valu e (A - B - C -D) $1,530 467 619 Flex Parks3.527 35.9 6.5% 549 156 0 0 0 549 594 510 S ubtota l (1)(4) 1 4 . 4 98$2 15. 6 Non-Core (5) 0.709 Hotel and Other JV Interests (6) Harborside Plaza 4 Wegman's & Retail (1)(7) Land (8) Repositioning Properties (9) 1031 Balances & Other Receivables (at cost) Off ic e - As set V a lu e1 5. 2 0 7 Less: Office Unsecured Debt Less: Office Preferred Equity/LP Interests $3, 540$244 59 201 90 56 39 103 39 $4, 127 ( $ 375)$0$0 0 00 (129)(37)0 000 000 000 000 0 0 0 ( $ 504)( $ 37)$0 $3 , 1 6 5 59 35 90 56 39 103 39 $3 , 5 8 6 (1,447) (5 3) $3 , 5 0 3$2 , 8 8 3 5959 3535 9090 5656 3939 39 39 $3 , 9 2 4$3 , 3 0 4 (1,447)(1,447) (5 3) (5 3) To t a l Of fic e NA V1 5 . 2 0 7 $2 , 0 8 6 $2 , 4 2 4$1 , 8 0 4 Res i d e n t ia l Por t f o li o Unit s Operating Properties - Wholly Owned 3,281 $62.0 4.9% Operating Properties - JVs (10) 3,334 79.7 4.7% In-Construction Properties (1 1 ) 1,794 51.8 5.2% Land (8) 9,624 Fee Income Business, Tax Credit, & Excess Cash Res i d en t ia l - As set Va lu e (13) 1 8 , 0 33 Less: Rockpoint Interest Plus: Additional Residential Holdings 718 $1,274$388 1,682504 993554 48550 17 $4, 451 96 134 ($679) $0 ($2) (864) (412) (5) (456) (93) (100) 0(100)0 0 0 0 ( $1, 999)( $ 6 05)( $ 1 07) $593 401 344 385 17 $1 , 7 4 0 $659$529 447318 373306 404366 17 17 $1 , 9 0 0$1 , 5 3 6 (255)(268)(242) 0 0 0 96 101 91 To t a l Res id en t ia l N A V1 8, 7 5 1 $4, 547 ( $1, 999)( $ 6 05)( $ 1 07) $1 , 5 8 1$1 , 7 3 3$1 , 3 8 5

 Notes: Gross & Net Asset Va lue (Unaudited) (1) Reflects Projected 2018 Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in development and lease-up. See Information About Net Operating Income on page 56. NAV is generally arrived at by calculating the estimated gross asset values for each of the Company’s real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $80 million in capital for the Harborside renovations. Additionally, the analysis includes approximately $88 million in base building capital during the first three years of the five year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $28 million in the Class A Suburban, and $20 million in the Suburban portfolio’s, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted. (2) (3) (4) Office Hudson Waterfront Class A Suburban Suburban Flex Parks S u b t o t a l 4.884 1.951 4.136 3.527 14. 498 $84.70 $41.00 $54.00 $35.90 $ 215. 60 4.76% 6.93% 8.72% 6.54% $38.85 36.99 27.89 18.57 $3 0. 54 $45.44 39.10 27.69 19.67 $33 . 2 5 92.00% 92.50% 88.00% 94.00% 6.00% 7.00% 8.00% 7.00% 7.00% 8.00% 9.00% 8.00% $1,780 592 619 549 $3, 540 $364 303 150 156 $24 4 The year one cap rate, applied to the Projected 2018 Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 56. The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company’s portfolio and for competitor buildings in similar locations. Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties. Includes the Company's ownership interests in the Hyatt Regency Jersey City and three office joint venture properties. Wegman’s $36 million asset value calculated using $1.6 million projected 2018 cash NOI capped at 4.5%. 24 Hour Fitness $20 million asset value calculated using $1 million projected cash NOI capped at 5%. See Information About Net Operating Income on page 56. The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. (5) (6) (7) (8) 49 R en t a b leM a r k etS t a b i liz ed A r ea2018Y ea r 1 Ca pI n - P la c eR en tO ccupa ncyS t a bili z edU nlev er ed (MS F )C a s h NO IR a t eRen t PS FP S FR a teCa p Ra t eIR RVa lu e$ PS F

 Notes: Gross & Net Asset Va lue (Unaudited) (9) Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. (10) Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. Includes Roseland’s last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests. (11) The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $50.8 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $357.4 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. (12) Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 33. (13) The residential valuation analysis totals to a Roseland NAV of $1,740,000,000 and additional Mack-Cali residential holdings of $96,000,000 or an aggregate $1,836,000,000, with the company’s share of this NAV of $1,564,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $255,000,000 attributable to Rockpoint's noncontrolling interest. (14) The increase in the approximate NAV per share of $0.49 from June 30, 2018 to September 30, 2018 is due primarily to the acquisition of Prudential’s membership interest in Marbella and improved performance at our lease-up properties. Information About Gross Asset Value (GAV) & Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. 50

 Development Activity & Cash Flow Growth $ in millions (unaudited) 2017 D e live r i e s Urby Harborside Chase II at Overlook Ridge Quarry Place at Tuckahoe To t a l 20 17 Le a s e - U p s 2018 D e live r i e s 85.0% 100.0% 100.0% 90. 2% 97.8% 97.4% 97.2% 97. 6% 1Q 2017 4Q 2016 4Q 2016 762 292 108 1, 162 6.72% 6.52% 6.61% 6. 66% $18.5 5.2 2.8 $26. 5 $9.9 2.7 1.1 $13. 7 1Q 2018 De l i ve r i e s Signature Place at Morris Plains Lofts at 40 Park 145 Front Street at City Square - Phase I To t a l 1Q 2018 D e l i v e ri e s 100.0% 25.0% 100.0% 91. 0% 85.8% 94.9% 66.7% 77. 7% 1Q 2018 1Q 2018 1Q 2018 197 59 237 493 6.68% 6.72% 6.21% 6. 46% $3.8 1.2 3.8 $8. 8 $1.9 0.1 2.2 $4. 2 2Q 2018 De l i ve r i e s Portside 5/6 To t a l 2Q 2018 D e l i v e ri e s 100.0% 100. 0% 73.3% 73. 3% 2Q 2018 296 296 6.40% 6. 40% $7.6 $7. 6 $4.3 $4. 3 3Q 2018 De l i ve r i e s 145 Front Street at City Square - Phase II RiverHouse 11 at Port Imperial To t a l 3Q 2018 D e l i v e ri e s 4Q 2018 De l i ve r i e s Marriott Hotels at Port Imperial (1) To t a l 4Q 2018 D e l i v e ri e s 100.0% 100.0% 100. 0% 15.6% 95.6% 71. 4% 2Q 2018 3Q 2018 128 295 423 6.21% 6.60% 6. 48% $2.1 8.0 $10. 1 $1.2 4.7 $5. 9 90.0% 90. 0% 4Q 2018 372 372 9.48% 9. 48% $14.5 $14. 5 $9.0 $9. 0 2020 D e live r i e s Port Imperial - Building 9 Chase III PI North – Riverwalk C To t a l 4Q 2020 D e l i v e ri e s 100.0% 100.0% 40.0% 78. 4% 4Q 2020 4Q 2020 4Q 2020 313 326 360 999 6.33% 6.05% 5.98% 6. 11% $9.0 6.0 11.2 $26. 2 $4.5 2.9 2.2 $9. 6 (2) To t a l In - Con s tru c ti on 85. 9% 1, 794 6. 90% $50. 8 $24. 5 (1) Roseland delivered Phase I (237 units) in 1Q 2018 and envision completion of Phase II (128 units) in 3Q 2018. (2) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.22 percent. 51 T o ta l 89. 0% 3, 745 6. 73% $93. 7 $46. 7 P r o j ect e dP r o j e ct ed RRT No m i n a l % Le a s e d As o f : A c t u a l/ P r o j e c t e d P r o j e c t e d St ab il iz e d Sh ar e of St ab ilize d O wne rs hi p A s of 1 0 /29/ 201 8 I n i t i a l Lea s i n g U n i ts Y i el d N O I N O I Af t e r De bt Se r v i c e

 Residential Calculator – Harborside 1 Bedroom Househ old R e s i dent R e sident Annua l Househol d Inc om e Less: Income Tax (1) Federal FICA State Local Subt ota l : Inc om e T a x $150, 000 $150, 00 0 - - $200, 00 0 $200, 00 0 - - $ 250,000 $250, 0 00 - - 20.2% 6.7% 6.3% 3.6% 36. 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $ 7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 38 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 50 6) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99,227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 36 7) 12.2% (9,002) 100.0% ( $47, 82 9) ( $67, 139) ( $87, 8 24 ) ( $11, 4 03 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% 2 Bedroom Househ old R e s i dent R e sident Annua l Househol d Inc om e Less: Income Tax (1) Federal FICA State Local Subt ota l : Inc om e T a x $150, 000 $150, 00 0 - - $200, 00 0 $200, 00 0 - - $ 250,000 $250, 0 00 - - 20.2% 6.7% 6.3% 3.6% 36. 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $ 7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 38 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 50 6) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99,227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 36 7) 12.2% (9,002) 100.0% ( $11, 4 03 ) 11. 5% ( $47, 82 9) ( $67, 139) ( $87, 8 24 ) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 52 $32, 4 03 41. 9% 43.9% $109, 6 76 30. 9% $77,273 $30, 36 7 60.7% 40. 2% $80, 36 1 25.0% $49, 99 4 $28, 403 133. 6% 33. 1% $49, 67 1 14. 2% $21, 268 $250,00 0 Hou sehol d Fi na nc i a l Di str i c t Ha r bor si de Del ta $200,00 0 Househol d Fi na nc i a l Di str i c t Ha r bor si de Del ta Resi de nt Resi de nt $15 0,000 Househol d Fi na nc i a l Di str i ct Ha r bor si de Del ta Res i de nt Res i de nt $26, 4 03 26. 9% 49.9% $124, 6 76 39. 3% $98,273 $24, 36 7 34.3% 47. 7% $95, 36 1 35.5% $70, 99 4 $22, 403 53. 0% 43. 1% $64, 67 1 28. 2% $42, 268 $250,00 0 Hou sehol d Fi na nc i a l Di str i c t Ha r bor si de Del ta $200,00 0 Househol d Fi na nc i a l Di str i c t Ha r bor si de Del ta Resi de nt Resi de nt $15 0,000 Househol d Fi na nc i a l Di str i ct Ha r bor si de Del ta Res i de nt Res i de nt

 Residential Calculator – Hoboken 1 Bedro om Househ old R e s i dent Hobok e n R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $1 50, 0 0 0 - - $200, 000 $ 200, 000 - - $25 0, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 3 8 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 506) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39. 7% ($63,190) (10,836) (16,200) (9,002) ( $ 9 9 , 227 ) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 1 2 . 2% (9,002) 100.0% ( $ 47, 82 9) ( $67, 139) ( $87, 824) ( $ 1 1 , 4 0 3 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% 2 Bedro om Househ old R e s i dent Hobok e n R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $1 50, 0 0 0 - - $200, 000 $ 200, 000 - - $25 0, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 3 8 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 506) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39. 7% ($63,190) (10,836) (16,200) (9,002) ( $ 9 9 , 227 ) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 1 2 . 2% (9,002) 100.0% ( $ 1 1 , 4 0 3 ) 11. 5% ( $ 47, 82 9) ( $67, 139) ( $87, 824) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 53 $3 7, 65 3 56. 4% 4 1 . 8% $104, 426 26. 7% $66 , 773 $35, 617 9 0 . 2% 37 . 6% $75, 111 19. 7% $39, 494 $33, 653 312 . 5% 29. 6% $ 44, 42 1 7. 2% $10, 768 $ 25 0,00 0 Househol d Midtown South Delta $ 20 0,00 0 Househol d Midtown South Hobok e n Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Midtow n South Hobok e n Delta R e s i dent Res i de n t $3 0, 15 3 33. 2% 4 8 . 4% $120, 926 36. 3% $90 , 773 $28, 117 4 4 . 3% 45 . 8% $91, 611 31. 7% $63, 494 $26, 15375. 2% 40. 6% $ 60, 92 1 23. 2% $34, 768 $ 25 0,00 0 Househol d Midtown South Delta $ 20 0,00 0 Househol d Midtown South Hobok e n Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Midtow n South Hobok e n Delta R e s i dent Res i de n t

 Residential Calculator – Port Imperial 1 Bedro om Househ old Res i de nt R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $ 150, 0 0 0 - - $200 , 000 $20 0, 00 0 - - $250, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13 . 4% 22.8% 5.4% 6.4% 3.6% 38. 3% ($45,690) (10,836) (12,803) (7,178) ( $76 , 506 ) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99, 227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 12. 2% (9,002) 100.0% ( $47, 8 29) ( $ 6 7 , 1 3 9 ) ( $87, 824) ( $11 , 403 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% 2 Bedro om Househ old Res i de nt R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $ 150, 0 0 0 - - $200 , 000 $20 0, 00 0 - - $250, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13 . 4% 22.8% 5.4% 6.4% 3.6% 38. 3% ($45,690) (10,836) (12,803) (7,178) ( $76 , 506 ) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99, 227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 12. 2% (9,002) 100.0% ( $11 , 403 ) 11. 5% ( $47, 8 29) ( $ 6 7 , 1 3 9 ) ( $87, 824) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 54 $46 , 053 63. 9% 47. 2% $118, 076 28. 8% $72, 023 $44, 017 98. 4% 4 4 . 4% $ 8 8 , 7 6 1 22. 4% $44 , 744 $42, 053 262 . 5% 38. 7% $ 58, 0 7 1 10. 7% $16, 018 $ 25 0,0 0 0 Househol d Mi dtow n Por t Im pe r i a l Del ta $ 20 0,00 0 Househol d Midtown Por t Im pe r i a l Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Mi dtow n Por t Im pe r i a l Del ta R e s i dent R e s i dent $36 , 153 38. 2% 52. 3% $130, 676 37. 8% $94, 523 $ 34, 117 50. 7% 5 0 . 7% $10 1, 36 1 33. 6% $67 , 244 $32, 153 83 . 5% 47. 1% $ 70, 6 7 1 25. 7% $38, 518 $ 25 0,0 0 0 Househol d Mi dtow n Por t Im pe r i a l Del ta $ 20 0,00 0 Househol d Midtown Por t Im pe r i a l Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Mi dtow n Por t Im pe r i a l Del ta R e s i dent R e s i dent

 NAV Growth Support P eers Brandywine Realty Trust Columbia Property Trust Corporate Office Properties Trust Douglas Emmett, Inc Equity Commonwealth Kilroy Realty Corporation TIER REIT, Inc. Easterly Government Properties, Inc. Franklin Street Properties Corp. NorthStar Realty Europe Corp. City Office REIT, Inc. CIM Commercial Trust Corporation Alexandria Real Estate Equities, Inc. Empire State Realty Trust, Inc. Class A Gramercy Property Trust Highwoods Properties, Inc. Hudson Pacific Properties, Inc. Paramount Group, Inc. Piedmont Office Realty Trust, Inc. Class A P eer Av era g e $ 3 2 . 6 8 $ 33. 37 $34 . 6 9 $ 3 4 . 8 6 $35 . 8 6 100 . 0 0 1 0 1 . 7 0 1 09 . 1 2 1 1 1 . 2 5 1 12. 1 6 NYC P eers Boston Properties, Inc. SL Green Realty Corp. Vornado Realty Trust NY C P eer Av era g e $ 1 1 7 . 6 4 $12 1. 48 $1 23. 5 9 $ 1 2 0 . 4 8 $ 1 18. 55 100 . 0 0 1 0 2 . 9 9 1 05 . 4 9 1 0 2 . 6 7 1 00. 9 1 Ma c k - Ca l i Rea l ty C o rp . $ 2 1 . 6 9 $ 26. 27 $32 . 0 8 $ 3 0 . 6 2 $27 . 8 9 100 . 0 0 1 2 1 . 1 5 1 47 . 9 1 1 4 1 . 1 8 1 28. 6 3 55 $138.30$142.17$141.66$141.14$140.01 $125.92$133.22$132.88$127.30$124.93 $88.69$89.04$96.24$92.99$90.70 100.00102.80102.43102.06101.24 100.00105.80105.53101.0999.21 100.00100.39108.50104.85102.26 $16.39$16.14$16.52$17.99$18.72 $25.50$28.20$26.45$26.62$29.22 $30.14$28.93$31.29$32.19$30.72 $29.79$32.02$38.85$41.41$42.72 -$27.71$31.50$33.19$31.77 $71.14$76.03$81.06$80.54$81.87 --$22.46$22.95$28.53 -$17.92$17.48$17.80$18.65 $14.05$12.63$12.34$12.27$11.13 ---$18.18$18.40 $15.25$15.32$15.28$14.66$14.15 ----- $87.74$104.57$112.36$126.59$135.40 $19.14$19.48$22.39$22.49$20.47 $25.76-$26.62$26.41$27.25 $44.93$45.04$50.57$50.04$49.85 $34.83$35.47$40.57$41.99$41.89 $21.31$19.56$20.31$19.94$21.24 $21.64$21.44$23.70$22.16$23.48 100.0098.44100.76109.74114.20 100.00110.59103.73104.41114.59 100.0096.01103.84106.83101.95 100.00107.50130.42139.01143.40 -100.00113.68119.76114.65 100.00106.88113.94113.22115.09 ----- ----- 100.0089.9187.8587.3379.22 -- 100.00100.49100.2596.1392.84 ----- 100.00119.18128.06144.28154.32 100.00101.82117.02117.54106.97 100.00-103.37102.54105.80 100.00100.24112.54111.36110.94 100.00101.85116.50120.57120.29 100.0091.8195.3393.6099.70 100.0099.06109.51102.39108.47 NAV Es tima te N AV Es t im a t e (I ndex) Ju n e 2, 20 152 015201 62 0 1 7201 8 J u n e 2, 20 152 0 1 520 162 017201 8

 Information About Net Operating Income (NOI) $ in thousands (unaudited) Reconciliation of Net Income to Net Operating Income (NOI) Net I n c o m e Deduct: Real estate services income Interest and other investment loss (income) Equity in (earnings) loss of unconsolidated joint ventures Gain on change of control of interests Realized (gains) losses and unrealized losses on disposition (Gain) on sale of investment in unconsolidated joint ventures (Gain) loss from early extinguishment of debt, net Add: Real estate services expenses General and administrative (1) Depreciation and amortization Interest expense Net Op er at in g Inco me ( N O I ) Add: CLI Share of Unconsolidated JV GAAP NOI Remaining general and administrative Deduct: Corporate NOI To t a l Po r t f o li o NO I (a s repo r t ed on p. 32 ) ( $ 1, 6 0 8 ) $3 , 2 97 $1 , 6 8 9 $6 , 7 5 6 (122) (850) (714) - 2,772 - - (4,310) (1) 1,401 (14,217) 6,330 - - (4,432) (851) 687 (14,217) 9,102 - - (17,728) (3,404) 2,748 (56,868) 36,408 - - 83 8,729 35,443 16,605 4,317 1,311 10,370 4,489 4,400 10,040 45,813 21,094 17,600 40,160 183,252 84,376 $ 60 , 3 3 8 $12 , 9 8 7 $7 3, 3 2 5 $ 29 3, 3 0 0 8,802 1,580 35,208 6,320 (401) (1,604) $ 83 , 3 0 6 $3 33 , 2 2 4 Definition of: Net Operating Income (NOI) NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individuals assets being measured and assessed. Notes: (1) Adjustment reflects non-real estate overhead general and administrative expense. 56 3Q 20 183Q 20 18 Of f ic e/ C o r p R o s elan d T o t al An n u al iz ed